INCOME TAXES (Details 2) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Income Tax
Net operating loss carryforwards	$ 8,281	$ 7,513
Credit carryforwards	1,297	1,310
Non-deductible reserves	326	574
Total deferred tax assets	9,904	9,397
Valuation Allowance	(9,904)	(9,397)
Net deferred tax assets